UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 25, 2008 (March 25, 2008)

Endo Pharmaceuticals Holdings Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	(610) 558-9800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(d)  Appointment of Director

On March 25, 2008, the Board of Directors (the “Board”) of Endo Pharmaceuticals Holdings Inc. (the “Company”) appointed Mr. David P. Holveck to the Board effective immediately.  As previously disclosed, Mr. Holveck has been appointed to the position of President and Chief Executive Officer of the Company and its wholly owned subsidiary, Endo Pharmaceuticals Inc., effective April 1, 2008.

The information contained in Item 5.02 of the Company’s Current Report on 8-K filed on March 12, 2008, is incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company currently expects to hold its 2008 Annual Meeting of Stockholders in June.  In recent years the Company has held its annual meeting in late May.  Delaying the meeting will allow more time to facilitate the Company’s transition to David Holveck’s new leadership.  The Company currently expects to issue a press release in April announcing the date of the 2008 Annual Meeting.

On March 25, 2008, the Board approved Amendment No. 1 (the “Amendment”) to the Company’s amended and restated bylaws (the “Bylaws”), effective immediately, to extend the date by which stockholders may submit business proposals for the 2008 Annual Meeting.  The Amendment will give stockholders who want to propose business at the 2008 Annual Meeting, more time to do so.  In addition, the Amendment provides that stockholders proposing nominees for director must give prior written notice to the Company.  For the 2008 Annual Meeting, stockholders will be required to submit business proposals and nominations with respect to the election of directors not later than 10 days following the day on which notice of the meeting is mailed to stockholders or the day that the Company announces the date of the 2008 Annual Meeting, whichever first occurs.  Deadlines for the submission by stockholders of business proposals and stockholder nominations with respect to the election of directors for the 2008 Annual Meeting will be announced when the Company announces the date of the 2008 Annual Meeting.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of Endo Pharmaceuticals Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ Caroline B. Manogue
Name: Caroline B. Manogue
Title: Executive Vice President, Chief Legal Officer & Secretary

Dated:  March 25, 2008

INDEX TO EXHIBITS

Exhibit No.	Description
3.1	Amendment No. 1 to the Amended and Restated Bylaws of Endo Pharmaceuticals Holdings Inc.